EXHIBIT 99.1

     (Tables from the Ashland Inc. Fact Sheet as of September 30, 2006, posted to Ashland Inc.'s website on October 30, 2006)


                             FINANCIAL INFORMATION

                                                   2002      2003      2004      2005     2006    Q4-2006
                                                  ------    ------    ------    ------   ------   -------
Sales & Operating Revenues ($, millions)
  Performance Materials                             814       875     1,026     1,369    1,425       358
  Distribution                                    2,541     2,810     3,199     3,810    4,070     1,024
  Valvoline                                       1,152     1,235     1,297     1,326    1,409       379
  Water Technologies                                316       337       360       394      502       191
  Intersegment Sales                                (85)      (92)     (106)     (168)    (173)      (44)
                                                  ------    ------    ------    ------   ------   -------
                                                  4,738     5,165     5,776     6,731    7,233     1,908

Operating Income ($, millions)
  Performance Materials                              34        (1)       42        88      112        18
  Distribution                                      (15)       12        56        99      120        26
  Valvoline                                          56        61        77        59      (21)      (15)
  Water Technologies                                 12         3        14        11       14         5
  Refining & Marketing                              143       263       383       486        -         -
  Unallocated & Other                               (52)      (55)      (47)      (72)     (55)       (6)
                                                  ------    ------    ------    ------   ------   -------
                                                    178       283       525       671      170        28



                             OPERATING INFORMATION

                                                   2002      2003      2004      2005     2006    Q4-2006
                                                  ------    ------    ------    ------   ------   -------
Performance Materials
  Sales dollars per shipping day ($, millions)      3.2       3.5       4.0       5.4      5.7       5.7
  Pounds sold per shipping day (millions)           4.7       4.7       5.1       5.4      4.9       4.9
  Gross profit as a % of sales                     25.8      22.1      20.4      20.4     22.5      20.3
Distribution
  Sales dollars per shipping day ($, millions)     10.1      11.2      12.6      15.1     16.2      16.3
  Pounds sold per shipping day (millions)          17.3      18.2      19.4      19.2     18.9      18.6
  Gross profit as a % of sales                      9.7       9.9       9.6       9.7      9.5       8.8
Valvoline
  Lubricant sales (million gallons)               199.0     193.5     191.6     175.4    168.7      41.1
  Premium lubricants (% of U.S. branded volumes)   16.1      18.5      21.5      23.4     23.1      22.3
  Gross profit as a % of sales                     27.3      27.8      28.2      26.6     19.9      16.0
Water Technologies
  Sales dollars per shipping day ($, millions)      1.3       1.3       1.4       1.6      2.0       3.0
  Gross profit as a % of sales                     51.2      50.4      49.3      47.8     43.7      38.4



                           QUARTERLY FINANCIALS

                                                   2002      2003      2004      2005     2006
                                                  ------    ------    ------    ------   ------
OPERATING INCOME ($, millions)
  1st Quarter December                               55        26        54       167       46
  2nd Quarter March                                   6        26        37       126       49
  3rd Quarter June                                   85       114       242       357       47
  4th Quarter September                              32       117       192        21       28
                                                  ------    ------    ------    ------   ------
                                                    178       283       525       671      170
DILUTED EARNINGS PER SHARE
FROM CONTINUING OPERATIONS ($)
  1st Quarter December                             0.16     (0.08)     0.23      1.17     0.48
  2nd Quarter March                               (0.25)    (0.08)     0.07      0.79     0.68
  3rd Quarter June                                 0.45      0.82      1.90     23.19*    0.59
  4th Quarter September                            0.02      0.85      2.14      1.08     0.79
                                                  ------    ------    ------    ------   ------
                                                   0.38      1.50      4.36     26.23     2.53


*Includes a net gain of $20.56 from the MAP Transaction and the repayment of most of Ashland's debt.